EXHIBIT 10.1
Ableco Finance LLC
299 Park Avenue, 23rd Floor
New York, New York 10171
                                                                                                          as of May 3, 2007
LOUD TECHNOLOGIES INC.
16220 Wood-Red Road NE
Woodinville, Washington 98072
Attention: Tim O’Neil, Chief Financial Officer
Ladies and Gentlemen:
     LOUD Technologies Inc., a Washington corporation (“Parent” or “US Borrower”), Grace Acquisitionco Limited, a company incorporated under the laws of England and Wales with registered number 06078534 (“UK Borrower”), and GMAC Commercial Finance LLC (“GMAC”), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”) have entered into financing arrangements pursuant to which Administrative Agent and Lenders (as defined below) have made and may make loans and advances as set forth in that certain Financing Agreement, dated as of March 30, 2007, by and among US Borrower and UK Borrower, each subsidiary of the Parent listed on the signature pages thereto (together with US Borrower UK Borrower, each a “Loan Party” and collectively the “Loan Parties”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Ableco Finance LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Administrative Agent, (together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”). Initially capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.
     Parent has informed Agents that US Borrower is unable to deliver to Agents (i) the March monthly financial certificate (the “Monthly Financial Deliverable”) by April 30, 2007 (the “Monthly Financial Deliverable Deadline”) as required by Section 7.01(a)(iii) of the Loan Agreement (the “Designated Monthly Financial Deliverable Requirement”) and (ii) the control agreement relating to the Blocked Accounts (the “Blocked Account Deliverable”; and together with the Monthly Financial Deliverable, collectively, the “Deliverables”) on or prior to the date that is 30 days after the Effective Date (the “Blocked Account Deliverable Deadline”; and together with the Monthly Financial Deliverable Deadline, collectively, the “Delivery Deadlines”) as required by Section 8.01(a) of the Loan Agreement (the “Designated Blocked Account Deliverable Requirement”; and together with the Designated Monthly Financial Deliverable Requirement, the “Designated Events of Default”).

     Parent has requested that Agents consent to the extension of the Delivery Deadlines with respect to the Deliverables as set forth herein. Agents are willing to grant the requested extension on the terms and conditions set forth herein.
     Accordingly, Agents and Parent hereby agree that (i) the Monthly Financial Deliverable Deadline with respect to the Monthly Financial Deliverable hereby is extended to May 15, 2007, and (ii) the Blocked Account Deliverable Deadline with respect to the Blocked Account Deliverable hereby is extended to May 15, 2007.
     Subject to the terms and conditions hereof, Agents and the Lenders hereby waive the Designated Events of Default. The waiver herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default other than the Designated Events of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement or the other Loan Documents, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent or the Lenders, nor as a consent to or waiver of any further or other matter, under the Loan Documents.
     Parent hereby represents and warrants that (a) the execution, delivery, and performance of this letter are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (c) other than the Designated Events of Default, no Default or Event of Default has occurred and is continuing on the date hereof.
     Except as expressly set forth herein, this letter shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
     This letter shall constitute a Loan Document, and, after the date hereof, any reference to the “Loan Agreement” or this “Agreement,” in the Loan Agreement or any other Loan Document, shall mean the Loan Agreement as modified hereby. This letter shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Loan Agreement.
     This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter by telefacsimile or other electronic method shall be equally as effective

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as delivery of an original executed counterpart of this letter. Any party delivering an executed counterpart of this letter by telefacsimile or other electronic method shall also deliver an original executed counterpart of this letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter.
[Remainder of Page Intentionally Left Blank]

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     Please indicate your agreement with the foregoing by signing in the space provided below.

Very truly yours,

ABLECO FINANCE LLC, as Collateral Agent, and on behalf of itself, and its affiliate assigns, as Lenders

By:	/s/ Daniel E. Wolf

Title:	President

GMAC COMMERCIAL FINANCE LLC, as Administrative Agent and as a Lender

By:

Title:

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]

     Please indicate your agreement with the foregoing by signing in the space provided below.

Very truly yours,

ABLECO FINANCE LLC, as Collateral Agent, and on behalf of itself, and its affiliate assigns, as Lenders

By:

Title:

GMAC COMMERCIAL FINANCE LLC, as Administrative Agent and as a Lender

By:	/s/ Christopher Gauch

Title:	Senior Managing Director

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]

FORTRESS CREDIT FUNDING I LP, as a Lender

By:	Fortress Credit Funding I GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING II LP, as a Lender

By:	Fortress Credit Funding II GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING III LP, as a Lender

By:	Fortress Credit Funding III GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT FUNDING IV LP, as a Lender

By:	Fortress Credit Funding IV GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]

FORTRESS CREDIT OPPORTUNITIES I LP, as a Lender

By:	Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

FORTRESS CREDIT OPPORTUNITIES II LP, as a Lender

By:	Fortress Credit Oportunities II GP LLC, its general partner

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

FCCD LIMITED, as a Lender

By:	/s/ Constantine Dakolias

Title:	CHIEF CREDIT OFFICER

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]

ACKNOWLEDGED AND AGREED TO BY:

LOUD TECHNOLOGIES INC., as US Borrower

By:	/s/ Timothy P. O’Neil

Title:	CFO

GRACE ACQUISITIONCO LIMITED, as UK Borrower

By:	/s/ Timothy P. O’Neil

Title:	VP-Director

LOUD TECHNOLOGIES EUROPE PLC, as a Foreign Guarantor

By:	/s/ James T. Engen

Title:	Director

MACKIE DESIGNS INC., as a US Guarantor

By:	/s/ Timothy P. O’Neil

Title:	VP

SIA SOFTWARE COMPANY, INC., as a US Guarantor

By:	/s/ Timothy P. O’Neil

Title:	VP

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]

SLM HOLDING CORP., as a US Guarantor

By:	/s/ Timothy P. O’Neil

Title:	VP

ST. LOUIS MUSIC, INC., as a US Guarantor

By:	/s/ Timothy P. O’Neil

Title:	VP

[SIGNATURE PAGE TO WAIVER AND EXTENSION LETTER]